UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported) October 30, 2006


                          EPOLIN, INC.
     (Exact name of registrant as specified in its charter)

                 Commission file number 0-28887


New Jersey                                              22-2547226
(State or other jurisdiction                      (I.R.S. Employer
of incorporation)                              Identification No.)

358-364 Adams Street
Newark, New Jersey                                           07105
(Address of principal                                   (Zip Code)
executive offices)


Registrant's telephone number, including area code: (973) 465-9495

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 )

Section 8 - Other Events

Item 8.01 Other Events.

     Epolin, Inc. (the "Company") is filing this Current Report on Form 8-K to announce that the base salary being paid to Murray
S. Cohen, Ph.D. has been reduced by one-half resulting from Dr. Cohen's decision under his Employment Agreement to partially retire pursuant to which he shall devote approximately 50% of his time to the Company. Dr. Cohen, who is the Chairman of the Board of the Company and its Chief Scientist, had been Chief Executive Officer until January 10, 2006 when he resigned from such position in conjunction with the election of Greg Amato as Chief Executive Officer.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EPOLIN, INC.
                                (Registrant)


Dated: October 30, 2006         By:  /s/ James  Ivchenko
                                Name:  James Ivchenko
                                Title: President